UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2007

(Exact name of registrant as specified in its charter)

Florida	0-25681	65-0423422
(State or other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)
11760 U.S. Highway One Suite 200 North Palm Beach, Florida (Address of principal executive offices)	33408 (Zip Code)
Registrant’s telephone number, including area code:  (561) 630-2400

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 22, 2007, Bankrate, Inc. (the “Company”) received the resignation of G. Cotter Cunningham, the Company’s Chief Operating Officer. Mr. Cunningham’s resignation is effective April 6, 2007. The Company issued a press release on March 22, 2007 announcing Mr. Cunningham’s resignation, which is being furnished as Exhibit 99.1.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of businesses acquired.

(1)	None.

(b)	Pro forma financial information.

(1)	None.

(d)	Exhibits.

99.1	Text of press release of Bankrate, Inc. dated March 23, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANKRATE, INC.
Date: March 23, 2007
	By:	/s/ Bruce J. Zanca
Bruce J. Zanca
Senior Vice President and Chief Marketing/Communications Officer